As filed with the Securities and Exchange Commission on November 19, 2003.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2003

PETCO Animal Supplies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23574	33-0479906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9125 Rehco Road San Diego, California 92121
(Address of Principal Executive Offices, including zip code)

(858) 453-7845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.                                                     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued by PETCO Animal Supplies, Inc. on November 19, 2003.

ITEM 12.                                              Results of Operations and Financial Condition.

On November 19, 2003, PETCO Animal Supplies, Inc. issued a press release regarding its financial results for the third fiscal quarter and 39 weeks ended November 1, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of PETCO Animal Supplies, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2003	PETCO ANIMAL SUPPLIES, INC.

	By:	/s/ JAMES M. MYERS
	Name:	James M. Myers
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by PETCO Animal Supplies, Inc. on November 19, 2003.